UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2021

Centricus Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39993	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Boundary Hall, Cricket Square, PO Box 1093 Grand Cayman Cayman Islands		KY1-1102
(Address of principal executive offices)		(Zip Code)

+1 (345) 814-5895

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fourth of one redeemable warrant	CENHU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	CENH	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CENHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 12, 2021, Centricus Acquisition Corp. (the “Company”) filed a Current Report on Form 8-K (the “Post-IPO 8-K”) with the U.S. Securities and Exchange Commission (the “SEC”), containing an audited balance sheet as of February 8, 2021 reflecting the receipt of the offering proceeds from the Company’s initial public offering and concurrent private placement of warrants in connection therewith. The audited balance sheet classified the Company’s public warrants and private placement warrants (collectively, the “warrants”) as equity.

On April 12, 2021, the SEC issued a public statement (the “Statement”) informing market participants that warrants issued by special purpose acquisition companies may need to be classified as liabilities as opposed to equity, and being measured at fair value, with changes in fair value each period reported in earnings. On May 21, 2021, the Audit Committee of the Board of Directors of the Company concluded, after discussion with the Company’s management, that the Company’s audited balance sheet as of February 8, 2021 filed as Exhibit 99.1 to the Post-IPO 8-K should no longer be relied upon due to the aforementioned changes required to reclassify the warrants as liabilities to align with the requirements set forth in the Statement. The Board of Directors of the Company discussed with its independent accountants and are in agreement with the matters as disclosed in this Current Report. The correction of the aforementioned error of the accounting for the warrants will be reflected in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021. The Company does not expect the change in the warrant classification will have any impact on its cash position and cash held in the trust account. The Company’s internal control over financial reporting did not provide for the proper classification of the warrants within the Company’s financial statements. As such, this represented a material weakness in the Company’s internal control over financial reporting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2021

CENTRICUS ACQUISITION CORP.

By:	/s/ Garth Ritchie
Name:	Garth Ritchie
Title:	Chief Executive Officer